Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment ("PEA") No. 52 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Investment Advisory Agreement with SNW Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xix) to PEA No. 52 to the Trust's Registration Statement filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and incorporated herein by reference.

Investment Advisory Agreement with Equity Investment
Corporation was previously filed with the SEC as exhibit
28(d)(xviii) to PEA No. 52 to the Trust's Registration
Statement filed with the SEC on August 29, 2011 (SEC Accession
No. 0000950123-11-080998) and incorporated herein by reference.

Investment Advisory Agreement with Piedmont Investment Advisors, LLC was previously filed with the SEC as exhibit 28(d)(iv) to PEA No. 52 to the Trust's Registration Statement filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and incorporated herein by reference.

Investment Advisory Agreement with Compak Asset Management was previously filed with the SEC as exhibit 28(d)(xvi) to PEA No. 52 to the Trust's Registration Statement filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and
incorporated herein by reference.

Investment Advisory Agreement with Boston Advisors, LLC with respect to the Boston Advisors Broad Allocation Strategy Fund was previously filed with the SEC as exhibit 28(d)(xx) to PEA No. 52 to the Trust's Registration Statement filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and incorporated herein by reference.

Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital Management Corporation were previously filed with the SEC as exhibit 28(d)(xiii)(B) to PEA No. 52 to the Trust's Registration Statement filed with the SEC on August 29, 2011 (SEC Accession No. 0000950123-11-080998) and incorporated herein by reference.

Form of Investment Advisory Agreement with DuPont Capital Management Corporation was previously filed with the SEC as exhibit (28)(d)(xv) to PEA No. 49 to the Trust's Registration Statement filed with the SEC on June 15, 2011 (SEC Accession No. 0000950123-11-059259) and incorporated herein by reference.